Morgan Stanley Dean Witter Financial Services Trust      Two World Trade Center,
Letter to the Shareholders May 31, 2000                 New York, New York 10048

DEAR SHAREHOLDER:

During the 12-month period ended May 31, 2000, the U.S. equity markets reached new heights amid episodes of heightened volatility. Strong global economic growth, rising crude oil prices and a tight labor market fueled concerns about inflation. The Federal Reserve Board raised the federal funds rate by a total of 175 basis points (1.75 percent) during the period, negatively affecting expectations for earnings growth and the profitability of old-economy stocks. However, new-economy stocks shrugged off the higher rates until April, when a correction in the Nasdaq refocused investors on such traditional valuation measures as earnings, cash flow and financial flexibility.

Financials posted negative returns in this period, as did other sectors, including basic materials, communications services, consumer staples, consumer cyclicals and transportation. Only two sectors represented in the Standard & Poor's Composite Stock Price Index (S&P 500) - technology and capital goods - had double-digit positive returns during the period.


PERFORMANCE

For the 12-month period ended May 31, 2000, Morgan Stanley Dean Witter Financial Services Trust's Class B shares produced a total return of -8.35 percent compared with a 10.47 percent gain for the S&P 500. For the same period, the Fund's Class A, C and D shares posted total returns of -7.66 percent, -8.35 percent and -7.46 percent, respectively. The performance of the Fund's four share classes varies because each class has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500.

The Fund seeks to capitalize on changes in the market by overweighting sectors of the financial services industry we consider best positioned to show above-average earnings growth relative to the S&P financials index. The Fund's underperformance relative to its benchmark can be attributed

Morgan Stanley Dean Witter Financial Services Trust
Letter to the Shareholders May 31, 2000, continued

primarily to its rotation out of sectors with strong growth trends into value-oriented financials. After a decade of economic expansion, we were cautious about moving into interest-rate and credit-sensitive financials, because financial stocks have not historically proven to be good late-cycle investments. Typically, as the economic cycle matures, banks tighten credit, loan demand weakens and credit quality deteriorates. We added positions in these sectors selectively, as their fundamentals remain under pressure.


PORTFOLIO STRATEGY

For most of the fiscal year, more than half the Fund's assets were invested in market-sensitive companies, including brokerage firms, asset managers and banks focused on processing investment transactions. The Fund's holdings benefited from robust global capital markets, strong trading volumes and increased merger and acquisition activity. The Fund also added exposure to selected financial technology names that have significant market share in nascent but potentially large markets. However, when the technology sector collapsed in April, the Fund's market-sensitive financials and financial technology holdings mirrored the Nasdaq's decline. Conversely, bank and insurance company shares, which had previously been beaten down on earnings disappointments and deteriorating fundamentals, rallied toward the end of the period.

Brokerage shares were also negatively affected by the market's sharp decline as investors grew concerned about earnings risk because of slower underwriting calendars and decreased trading volumes. During this period, we reduced the Fund's exposure to brokers and other capital-market-sensitive players. Furthermore, we eliminated our exposure in Japanese banks and brokers as Japanese equity markets weakened in line with those in the United States. We also removed the Fund's exposure to financial names in technology and the Internet.

With signs that the economy might be slowing and interest rates peaking, we added some interest-rate-sensitive sectors to the Fund's portfolio, including selected banks, credit card companies and mortgage-market participants. We also added some property and casualty insurance stocks, because pricing trends for those issues appear to be improving. We continue to favor financial processors, which currently make up approximately 10 percent of the Fund's holdings.


LOOKING AHEAD

We expect U.S. and global growth to slow in the coming year. Given that the U.S. economy is now entering its tenth year of expansion, we believe that earnings growth has likely peaked for the domestic financial services sector in this economic cycle. Thus, we are targeting financial institutions that have diverse global franchises and less credit-sensitive business lines.

Morgan Stanley Dean Witter Financial Services Trust
Letter to the Shareholders May 31, 2000, continued

Going forward, we will continue to overweight segments of the financial services industry that we believe offer the potential for above-average relative earnings growth as well as those best positioned to benefit from industry consolidation, deregulation and technology.

We appreciate your ongoing support of Morgan Stanley Dean Witter Financial Services Trust and look forward to continuing to serve your investment needs.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
----------------------------                ------------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Financial Services Trust
Fund Performance May 31, 2000

                          GROWTH OF $10,000 -- CLASS B

      Date                    Total               S&P 500
February 26, 1997             10,000              10,000
May 31, 1997                  10,050              10,602
May 31, 1998                  14,597              13,853
May 31, 1999                  17,326              16,767
May 31, 2000                  15,679(3)           18,522

                ---- Fund          ---- S&P 500(4)

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth more or less than their original cost. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.


                          Average Annual Total Returns
--------------------------------------------------------------------------------


                          Class A Shares*
--------------------------------------------------------------------
Period Ended 5/31/00
---------------------------
1 Year                          (7.66)%(1)         (12.50)%(2)
Since Inception (7/28/97)       12.88 %(1)          10.76 %(2)


                         Class C Shares+
-------------------------------------------------------------------
Period Ended 5/31/00
---------------------------
1 Year                          (8.35)%(1)         (9.04)%(2)
Since Inception (7/28/97)       12.03 %(1)         12.03 %(2)






                          Class B Shares**
--------------------------------------------------------------------
Period Ended 5/31/00
---------------------------
1 Year                          (8.35)%(1)         (11.81)%(2)
Since Inception (2/26/97)       15.25 %(1)          14.80 %(2)


               Class D Shares++
-------------------------------------------------
Period Ended 5/31/00
---------------------------
1 Year                          (7.46)%(1)
Since Inception (7/28/97)       12.91 %(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on May 31, 2000.
(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
*      The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++     Class D shares have no sales charge.

Morgan Stanley Dean Witter Financial Services Trust
Portfolio of Investments May 31, 2000




    NUMBER OF
      SHARES                                                         VALUE
-----------------                                                --------------
                    COMMON STOCKS (87.0%)
                    Diversified Commercial
                    Services (1.6%)
174,000             Paychex, Inc. ............................   $  6,090,000
                                                                 ------------
                    Diversified Financial
                    Services (11.4%)
132,000             American Express Co. .....................      7,103,250
342,000             Citigroup, Inc. ..........................     21,268,125
165,000             Hancock (John) Financial
                    Services * ...............................      3,681,562
 70,800             ING Groep NV (Netherlands) ...............      4,251,670
 86,000             Providian Financial Corp. ................      7,648,625
                                                                 ------------
                                                                   43,953,232
                                                                 ------------
                    E.D.P. Services (6.8%)
 70,000             Automatic Data Processing, Inc. ..........      3,845,625
 25,000             DST Systems, Inc.* .......................      1,876,562
368,000             First Data Corp. .........................     20,631,000
                                                                 ------------
                                                                   26,353,187
                                                                 ------------
                    Finance Companies (11.7%)
160,000             Associates First Capital Corp.
                    (Class A) ................................      4,390,000
 80,000             Capital One Financial Corp. ..............      3,780,000
257,000             Freddie Mac ..............................     11,436,500
416,000             Household International, Inc. ............     19,552,000
220,000             MBNA Corp. ...............................      6,132,500
                                                                 ------------
                                                                   45,291,000
                                                                 ------------
                    Insurance Brokers/Services (2.0%)
110,000             AON Corp. ................................      3,863,750
 34,000             Marsh & McLennan Companies,
                    Inc. .....................................      3,742,125
                                                                 ------------
                                                                    7,605,875
                                                                 ------------
                    International Banks (1.0%)
 20,800             Credit Suisse Group (Registered
                    Shares) (Switzerland) ....................      3,894,437
                                                                 ------------
                    Investment Bankers/Brokers/
                    Services (5.2%)
 54,000             Legg Mason, Inc. .........................      2,382,750
 75,000             Lehman Brothers Holdings, Inc. ...........      5,789,062
110,000             Merrill Lynch & Co., Inc. ................     10,848,750
 26,000             Paine Webber Group, Inc. .................      1,168,375
                                                                 ------------
                                                                   20,188,937
                                                                 ------------
                    Investment Managers (7.1%)
886,000             Amvescap PLC (United Kingdom).............     11,643,675
125,000             BlackRock, Inc.* .........................      3,007,812
425,000             Federated Investors, Inc. (Class B).......     12,882,812
                                                                 ------------
                                                                   27,534,299
                                                                 ------------


    NUMBER OF
      SHARES                                                         VALUE
-----------------                                                --------------
                    Life Insurance (1.3%)
 96,000             Aegon N.V. (ARS) (Netherlands) ...........   $  3,468,000
 41,480             Aegon N.V. (Netherlands) .................      1,502,108
                                                                 ------------
                                                                    4,970,108
                                                                 ------------
                    Major Banks (11.4%)
 70,000             Bank of America Corp. ....................      3,889,375
412,300             Bank of New York Co., Inc. ...............     19,352,331
 78,000             Comerica, Inc. ...........................      3,948,750
225,000             Mellon Financial Corp. ...................      8,676,562
 39,000             State Street Corp. .......................      4,348,500
 84,000             Wells Fargo & Co. ........................      3,801,000
                                                                 ------------
                                                                   44,016,518
                                                                 ------------
                    Mid-Sized Banks (6.1%)
120,000             Fifth Third Bancorp ......................      8,160,000
323,400             Firstar Corp. ............................      8,266,913
105,200             Northern Trust Corp. .....................      6,916,900
                                                                 ------------
                                                                   23,343,813
                                                                 ------------
                    Multi-Line Insurance (6.6%)
129,800             Allstate Corp. ...........................      3,439,700
 73,000             American International Group,
                    Inc. .....................................      8,217,063
 52,500             AXA (France) .............................      7,769,927
102,000             Hartford Financial Services
                    Group, Inc. ..............................      6,030,750
                                                                 ------------
                                                                   25,457,440
                                                                 ------------
                    Multi-Sector Companies (4.5%)
330,000             General Electric Co. .....................     17,366,250
                                                                 ------------
                    Newspapers (0.9%)
 50,000             Dow Jones & Co., Inc. ....................      3,400,000
                                                                 ------------
                    Property - Casualty Insurers (5.2%)
 63,000             Allmerica Financial Corp. ................      3,634,313
148,000             Chubb Corp. ..............................     10,360,000
 22,800             Progressive Corp. ........................      2,140,350
105,000             St. Paul Companies, Inc. .................      3,937,500
                                                                 ------------
                                                                   20,072,163
                                                                 ------------
                    Savings & Loan
                    Associations (2.4%)
220,000             Golden West Financial Corp. ..............      9,185,000
                                                                 ------------
                    Specialty Insurers (1.8%)
 75,000             PMI Group, Inc. ..........................      3,806,250
 60,000             Radian Group, Inc. .......................      3,300,000
                                                                 ------------
                                                                    7,106,250
                                                                 ------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $304,366,113) ...........    335,828,509
                                                                 ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Portfolio of Investments May 31, 2000, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                      VALUE
-----------                                                ---------------
              SHORT-TERM INVESTMENTS (14.8%)
              U.S. GOVERNMENT AGENCY (a) (14.6%)
$ 56,400      Federal Home Loan Banks
              6.30% due 06/01/00
              (Amortized Cost $56,400,000)........         $ 56,400,000
                                                           ------------
              REPURCHASE AGREEMENT (0.2%)
     692      The Bank of New York 6.75%
              due 06/01/00 (dated 05/31/00;
              proceeds $692,550) (b)
              (Identified Cost $692,420) .........              692,420
                                                           ------------
              TOTAL SHORT-TERM INVESTMENTS
              (Identified Cost $57,092,420) ......           57,092,420
                                                           ------------


TOTAL INVESTMENTS
(Identified Cost $361,458,533) (c) .........   101.8 %      392,920,929
LIABILITIES IN EXCESS OF OTHER
ASSETS .....................................   (1.8)         (6,920,879)
                                               ----        ------------
NET ASSETS .................................   100.0 %     $386,000,050
                                               =====       ============

--------------------------------
ARS        American Registered Shares.
*          Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $648,965 Federal Home Loan Banks 6.38% due 10/06/08 valued at $601,419 and $105,426 Federal Home Loan Banks 6.75% due 05/01/02 valued at $104,849.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $35,974,324 and the aggregate gross unrealized depreciation is $4,511,928, resulting in net unrealized appreciation of $31,462,396.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000



ASSETS:
Investments in securities, at value
  (identified cost $361,458,533) ..................................   $392,920,929
Receivable for:
   Investments sold ...............................................      6,424,240
   Shares of beneficial interest sold .............................        861,923
   Dividends ......................................................        242,420
   Foreign withholding taxes reclaimed ............................         51,692
Deferred organizational expenses ..................................         21,255
Prepaid expenses and other assets .................................         34,101
                                                                      ------------
   TOTAL ASSETS ...................................................    400,556,560
                                                                      ------------
LIABILITIES:
Payable for:
   Investments purchased ..........................................     13,435,074
   Shares of beneficial interest repurchased ......................        449,294
   Plan of distribution fee .......................................        336,707
   Investment management fee ......................................        255,411
Accrued expenses and other payables ...............................         80,024
                                                                      ------------
   TOTAL LIABILITIES ..............................................     14,556,510
                                                                      ------------
NET ASSETS ........................................................   $386,000,050
                                                                      ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................   $416,169,866
Net unrealized appreciation .......................................     31,463,210
Accumulated net investment loss ...................................         (3,089)
Accumulated net realized loss .....................................    (61,629,937)
                                                                      ------------
   NET ASSETS .....................................................   $386,000,050
                                                                      ============
CLASS A SHARES:
Net Assets ........................................................   $  5,253,268
Shares Outstanding (unlimited authorized, $.01 par value) .........        481,131
   NET ASSET VALUE PER SHARE ......................................   $      10.92
                                                                      ============
   MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .................   $      11.52
                                                                      ============
CLASS B SHARES:
Net Assets ........................................................   $369,228,788
Shares Outstanding (unlimited authorized, $.01 par value) .........     34,707,417
   NET ASSET VALUE PER SHARE ......................................   $      10.64
                                                                      ============
CLASS C SHARES:
Net Assets ........................................................   $  9,887,881
Shares Outstanding (unlimited authorized, $.01 par value) .........        929,516
   NET ASSET VALUE PER SHARE ......................................   $      10.64
                                                                      ============
CLASS D SHARES:
Net Assets ........................................................   $  1,630,113
Shares Outstanding (unlimited authorized, $.01 par value) .........        149,387
   NET ASSET VALUE PER SHARE ......................................   $      10.91
                                                                      ============


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended May 31, 2000



NET INVESTMENT LOSS:
INCOME
Dividends (net of $78,964 foreign withholding tax) ..................     $   4,316,776
Interest ............................................................         2,511,653
                                                                          -------------
   TOTAL INCOME .....................................................         6,828,429
                                                                          -------------
EXPENSES
Plan of distribution fee (Class A shares) ...........................            11,399
Plan of distribution fee (Class B shares) ...........................         4,194,524
Plan of distribution fee (Class C shares) ...........................           100,736
Investment management fee ...........................................         3,262,715
Transfer agent fees and expenses ....................................           577,099
Registration fees ...................................................            97,822
Shareholder reports and notices .....................................            80,750
Professional fees ...................................................            76,980
Custodian fees ......................................................            50,176
Organizational expenses .............................................            12,246
Trustees' fees and expenses .........................................            11,713
Other ...............................................................            10,921
                                                                          -------------
   TOTAL EXPENSES ...................................................         8,487,081
                                                                          -------------
   NET INVESTMENT LOSS ..............................................        (1,658,652)
                                                                          -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
  Investments .......................................................       (56,643,782)
  Foreign exchange transactions .....................................            (4,872)
                                                                          -------------
   NET LOSS .........................................................       (56,648,654)
                                                                          -------------
Net change in unrealized appreciation/depreciation on:
  Investments .......................................................        18,918,506
  Translation of forward foreign currency contracts, other assets and
   liabilities denominated in foreign currencies ....................             3,124
                                                                          -------------
   NET APPRECIATION .................................................        18,921,630
                                                                          -------------
   NET LOSS .........................................................       (37,727,024)
                                                                          -------------
NET DECREASE ........................................................     $ (39,385,676)
                                                                          =============



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                          FOR THE YEAR       FOR THE YEAR
                                                              ENDED             ENDED
                                                          MAY 31, 2000       MAY 31, 1999
                                                         --------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................   $ (1,658,652)      $ (1,653,821)
Net realized gain (loss) .............................    (56,648,654)       118,351,450
Net change in unrealized appreciation ................     18,921,630        (44,598,390)
                                                         ------------       ------------
   NET INCREASE (DECREASE) ...........................    (39,385,676)        72,099,239
                                                         ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................     (1,236,780)          (303,641)
Class B shares .......................................   (107,772,751)       (37,658,512)
Class C shares .......................................     (2,566,350)          (730,844)
Class D shares .......................................        (24,429)          (152,943)
                                                         ------------       ------------
   TOTAL DISTRIBUTIONS ...............................   (111,600,310)       (38,845,940)
                                                         ------------       ------------
Net increase from transactions in shares of beneficial
  interest ...........................................     45,843,140         80,095,593
                                                         ------------       ------------
   NET INCREASE (DECREASE) ...........................   (105,142,846)       113,348,892
NET ASSETS:
Beginning of period ..................................    491,142,896        377,794,004
                                                         ------------       ------------
   END OF PERIOD
  (Including accumulated net investment losses of
   $3,089 and $190, respectively) ....................   $386,000,050       $491,142,896
                                                         ============       ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Notes to Financial Statements May 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Financial Services Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 65% of its total assets in the equity securities of companies in the financial services and financial services related industries. The Fund was organized as a Massachusetts business trust on November 8, 1996 and commenced operations on February 26, 1997. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may

Morgan Stanley Dean Witter Financial Services Trust
Notes to Financial Statements May 31, 2000, continued

utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Dean Witter Financial Services Trust
Notes to Financial Statements May 31, 2000, continued

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES - The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $61,100 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined at the close of each business day.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees

Morgan Stanley Dean Witter Financial Services Trust
Notes to Financial Statements May 31, 2000, continued

from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,656,177 at May 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended May 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $6,583, $1,172,010, and $12,007, respectively and received $48,959 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2000 aggregated $1,035,659,564 and $1,111,940,874, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $27,109,233 and $25,657,370, respectively.

For the year ended May 31, 2000, the Fund incurred brokerage commissions of $76,345 with Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended May 31, 2000, the Fund incurred brokerage commissions of $138,689 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

Morgan Stanley Dean Witter Financial Services Trust
Notes to Financial Statements May 31, 2000, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                      FOR THE YEAR                           FOR THE YEAR
                                                         ENDED                                  ENDED
                                                      MAY 31, 2000                           MAY 31, 1999
                                          ------------------------------------   ------------------------------------
                                               SHARES              AMOUNT             SHARES              AMOUNT
                                          ----------------   -----------------   ----------------   -----------------
CLASS A SHARES
Sold ..................................          652,653      $    8,760,831            518,207      $    7,673,522
Reinvestment of distributions .........           98,750           1,147,481             23,457             299,079
Repurchased ...........................         (585,387)         (7,839,778)          (382,320)         (5,646,484)
                                                --------      --------------           --------      --------------
Net increase - Class A ................          166,016           2,068,534            159,344           2,326,117
                                                --------      --------------           --------      --------------
CLASS B SHARES
Sold ..................................        8,388,455         106,337,695         12,534,942         184,965,257
Reinvestment of distributions .........        8,718,423          99,041,281          2,805,603          35,434,745
Repurchased ...........................      (13,281,479)       (164,947,515)       (10,197,768)       (148,220,180)
                                             -----------      --------------        -----------      --------------
Net increase - Class B ................        3,825,399          40,431,461          5,142,777          72,179,822
                                             -----------      --------------        -----------      --------------
CLASS C SHARES
Sold ..................................          573,692           6,989,298            519,816           7,705,724
Reinvestment of distributions .........          216,980           2,464,894             56,557             714,314
Repurchased ...........................         (531,755)         (6,414,073)          (273,320)         (4,012,407)
                                             -----------      --------------        -----------      --------------
Net increase - Class C ................          258,917           3,040,119            303,053           4,407,631
                                             -----------      --------------        -----------      --------------
CLASS D SHARES
Sold ..................................        1,277,209          15,937,242            435,918           6,435,748
Reinvestment of distributions .........            1,329              15,411                572               7,257
Repurchased ...........................       (1,218,312)        (15,649,627)          (352,926)         (5,260,982)
                                             -----------      --------------        -----------      --------------
Net increase - Class D ................           60,226             303,026             83,564           1,182,023
                                             -----------      --------------        -----------      --------------
Net increase in Fund ..................        4,310,558      $   45,843,140          5,688,738      $   80,095,593
                                             ===========      ==============        ===========      ==============

6. FEDERAL INCOME TAX STATUS


At May 31, 2000, the Fund had a net capital loss carryover of approximately $50,018,000 which will be available through May 31, 2008 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $6,625,000 during fiscal 2000.

As of May 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable

Morgan Stanley Dean Witter Financial Services Trust
Notes to Financial Statements May 31, 2000, continued

to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $1,660,639, accumulated net realized loss was credited $4,886 and accumulated net investment loss was credited $1,655,753.


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At May 31, 2000, there were no outstanding forward contracts.

Morgan Stanley Dean Witter Financial Services Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                              FOR THE PERIOD
                                                            FOR THE YEAR     FOR THE YEAR     JULY 28, 1997*
                                                                ENDED            ENDED           THROUGH
                                                            MAY 31, 2000     MAY 31, 1999      MAY 31, 1998
                                                           --------------   --------------   ---------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $ 15.57         $ 14.44              $ 11.51
                                                               -------         -------              -------
Income (loss) from investment operations:
 Net investment income .................................          0.05            0.05                 0.04
 Net realized and unrealized gain (loss) ...............         (1.02)           2.48                 3.13
                                                               -------         -------              -------
Total income (loss) from investment operations .........         (0.97)           2.53                 3.17
                                                               -------         -------              -------
Less dividends and distributions from:
 Net investment income .................................            -                -                (0.06)
 Net realized gain .....................................         (3.68)          (1.40)               (0.18)
                                                               -------         -------              -------
Total dividends and distributions ......................         (3.68)          (1.40)               (0.24)
                                                               -------         -------              -------
Net asset value, end of period .........................       $ 10.92         $ 15.57              $ 14.44
                                                               =======         =======              =======
TOTAL RETURN+ ..........................................         (7.66)%         19.63%               27.74%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          1.20%(3)        1.20%(3)             1.23%(2)
Net investment income ..................................          0.37%(3)        0.37%(3)             0.34%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................        $5,253          $4,905               $2,249
Portfolio turnover rate ................................           264%            295%                  99%

-------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Financial Highlights, continued


                                                                                                                FOR THE PERIOD
                                                                      FOR THE YEAR ENDED MAY 31               FEBRUARY 26, 1997*
                                                         ---------------------------------------------------       THROUGH
                                                               2000++             1999++         1998**++        MAY 31, 1997
                                                         ------------------ ------------------ ------------- -------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $  15.37           $  14.38        $  10.05        $  10.00
                                                               --------           --------        --------        --------
Income (loss) from investment operations:
 Net investment income (loss) ..........................          (0.05)             (0.06)          (0.05)           0.01
 Net realized and unrealized gain (loss) ...............          (1.00)              2.45            4.58            0.04
                                                               --------           --------        --------        --------
Total income (loss) from investment operations .........          (1.05)              2.39            4.53            0.05
                                                               --------           --------        --------        --------
Less dividends and distributions from:
 Net investment income .................................              -                  -           (0.02)              -
 Net realized gain .....................................          (3.68)             (1.40)          (0.18)              -
                                                               --------           --------        --------        --------
Total dividends and distributions ......................          (3.68)             (1.40)          (0.20)              -
                                                               --------           --------        --------        --------
Net asset value, end of period .........................       $  10.64           $  15.37        $  14.38        $  10.05
                                                               ========           ========        ========        ========
TOTAL RETURN+ ..........................................          (8.35)%            18.69 %         45.25 %          0.50%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................           1.96 %(3)          1.97 %(3)       1.98 %          2.23%(2)
Net investment income (loss) ...........................          (0.39)%(3)         (0.40)%(3)      (0.38)%          0.64%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $369,229           $474,549        $370,181        $176,651
Portfolio turnover rate ................................            264 %              295 %            99 %            17%(1)

--------------
*      Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Financial Highlights, continued


                                                                                                       FOR THE PERIOD
                                                              FOR THE YEAR         FOR THE YEAR        JULY 28, 1997*
                                                                  ENDED                ENDED               THROUGH
                                                              MAY 31, 2000         MAY 31, 1999         MAY 31, 1998
                                                           ------------------   ------------------   ------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................        $ 15.37               $ 14.38             $ 11.51
                                                                -------               -------             -------
Income (loss) from investment operations:
 Net investment loss ...................................          (0.05)                (0.05)              (0.05)
 Net realized and unrealized gain (loss) ...............          (1.00)                 2.44                3.13
                                                                -------               -------             -------
Total income (loss) from investment operations .........          (1.05)                 2.39                3.08
                                                                -------               -------             -------
Less dividends and distributions from:
 Net investment income .................................              -                     -               (0.03)
 Net realized gain .....................................          (3.68)                (1.40)              (0.18)
                                                                -------               -------             -------
Total dividends and distributions ......................          (3.68)                (1.40)              (0.21)
                                                                -------               -------             -------
Net asset value, end of period .........................        $ 10.64               $ 15.37             $ 14.38
                                                                =======               =======             =======
TOTAL RETURN+ ..........................................          (8.35)%               18.69 %             26.95 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................           1.96 %(3)             1.91 %(3)           1.96 %(2)
Net investment loss ....................................          (0.39)%(3)            (0.34)%(3)          (0.42)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................         $9,888               $10,305              $5,284
Portfolio turnover rate ................................            264 %                 295 %                99 %

--------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Financial Highlights, continued


                                                                                              FOR THE PERIOD
                                                            FOR THE YEAR     FOR THE YEAR     JULY 28, 1997*
                                                                ENDED            ENDED           THROUGH
                                                            MAY 31, 2000     MAY 31, 1999      MAY 31, 1998
                                                           --------------   --------------   ---------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................        $ 15.53         $ 14.35          $ 11.51
                                                                -------         -------          -------
Income (loss) from investment operations:
 Net investment income .................................           0.06            0.04             0.08
 Net realized and unrealized gain (loss) ...............          (1.00)           2.54             3.01
                                                                -------         -------          -------
Total income (loss) from investment operations .........          (0.94)           2.58             3.09
                                                                -------         -------          -------
Less dividends and distributions from:
 Net investment income .................................              -               -            (0.07)
 Net realized gain .....................................          (3.68)          (1.40)           (0.18)
                                                                -------         -------          -------
Total dividends and distributions ......................          (3.68)          (1.40)           (0.25)
                                                                -------         -------          -------
Net asset value, end of period .........................        $ 10.91         $ 15.53          $ 14.35
                                                                =======         =======          =======
TOTAL RETURN+ ..........................................          (7.46)%         20.12 %          27.03 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................           0.96 %(3)       0.97 %(3)        0.94 %(2)
Net investment income ..................................           0.61 %(3)       0.60 %(3)        0.63 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................         $1,630          $1,385           $   80
Portfolio turnover rate ................................            264 %           295 %             99 %

--------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Financial Services Trust
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER FINANCIAL SERVICES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Financial Services Trust (the "Fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
June 30, 2000



                      2000 FEDERAL TAX NOTICE (unaudited)
        During the year ended May 31, 2000, the Fund paid to its shareholders $0.55 per share from long-term capital gains. For such period, 3.53% of the income paid qualified for the dividends received deduction available to corporations.

Morgan Stanley Dean Witter Financial Services Trust
Change in Independent Accountants

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Michelle Kaufman
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
FINANCIAL SERVICES
TRUST


[GRAPHIC OMITTED]


ANNUAL REPORT
MAY 31, 2000